                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
11/29/2004      18:08:56  CARVE Version dev   /u/mattson/deal/gmaccm_2004_c3/041129/gmacc04c3.041129.carve
MSC             GMACC     SERIES 2004-C3 (RED) CLASS A3
------------------------------------------------------------------------------------------------------------------------------------

Class            A3              Settlement Date    12/21/2004  Coupon          4.21400               Cusip             N/A
Original Balance 137,900,000.00  Dated Date         12/01/2004  Delay           9                     Yield Table Date  11/29/2004
Current Balance  137,900,000.00  First Payment Date 01/10/2005  Lead Manager    Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating    AAA/AAA         Next Payment Date  01/10/2005  Orig Deal Size  1,251,090,921.20      Yield Day Count   30/360
Market Desc      N/A             Payment Freq       Monthly     Num of Tranches 27
Factor           1.00000000      Interest Freq      Monthly     Deal Age        0

PREPAY                CPR 0          (!YM) CPR 50   (!YM) CPR 100  CPR 0    CPR 0     CPR 0      CPR 0      CPR 0      (!YM) CPR 50
DEFAULT                                                                     CDR 1     CDR 1      CDR 5      CDR 5      CDR 1.8
ADVANCES                                                                    YES       YES        YES        YES        YES
RECV MNTH                                                                   12        12         12         12         12
RECV DISTR                                                                  100 1     100 1      100 1      100 1      100 1
LOSSES                                                                      0.25      0.5        0.25       0.5        0.4
BALL EXT                                                           36 MOS
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------

                    98/00    4.6948      4.6966       4.7129      4.5505      4.7104      4.7032      4.8489      4.7749      4.7219
                    98/08    4.6356      4.6372       4.6514      4.5106      4.6492      4.6430      4.7692      4.7051      4.6592
                    98/16    4.5767      4.5780       4.5900      4.4708      4.5882      4.5829      4.6897      4.6355      4.5966
                    98/24    4.5179      4.5190       4.5289      4.4312      4.5274      4.5230      4.6105      4.5661      4.5343
                    99/00    4.4594      4.4602       4.4679      4.3917      4.4667      4.4633      4.5316      4.4969      4.4721
                    99/08    4.4010      4.4016       4.4071      4.3522      4.4062      4.4038      4.4529      4.4280      4.4101
                    99/16    4.3427      4.3431       4.3465      4.3129      4.3459      4.3445      4.3745      4.3592      4.3483
                    99/24    4.2847      4.2848       4.2860      4.2738      4.2858      4.2853      4.2963      4.2907      4.2867
                   100/00    4.2268      4.2267       4.2258      4.2347      4.2259      4.2263      4.2183      4.2224      4.2253
                   100/08    4.1690      4.1687       4.1657      4.1958      4.1661      4.1675      4.1406      4.1543      4.1640
                   100/16    4.1115      4.1109       4.1058      4.1569      4.1066      4.1088      4.0631      4.0864      4.1030
                   100/24    4.0541      4.0533       4.0460      4.1182      4.0472      4.0503      3.9859      4.0187      4.0421
                   101/00    3.9969      3.9958       3.9865      4.0796      3.9879      3.9920      3.9090      3.9512      3.9814
                   101/08    3.9398      3.9386       3.9271      4.0411      3.9289      3.9339      3.8322      3.8839      3.9208
                   101/16    3.8829      3.8815       3.8679      4.0027      3.8700      3.8759      3.7558      3.8168      3.8605
                   101/24    3.8262      3.8245       3.8088      3.9645      3.8113      3.8181      3.6795      3.7499      3.8003
                   102/00    3.7697      3.7677       3.7500      3.9263      3.7527      3.7605      3.6035      3.6833      3.7403
                   102/08    3.7133      3.7111       3.6913      3.8883      3.6944      3.7030      3.5277      3.6168      3.6805
                   102/16    3.6571      3.6546       3.6327      3.8503      3.6362      3.6457      3.4522      3.5505      3.6208
                   102/24    3.6010      3.5983       3.5744      3.8125      3.5781      3.5886      3.3769      3.4845      3.5614
                   103/00    3.5451      3.5422       3.5162      3.7748      3.5203      3.5316      3.3018      3.4186      3.5021
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   4.87        4.85         4.66        7.64        4.69        4.77        3.54        4.07        4.57
FIRST PRIN               08/10/2009  07/10/2009   05/10/2009  08/10/2009  04/10/2008  08/10/2008  11/10/2006  03/10/2007  12/10/2007
LAST PRIN                01/10/2010  01/10/2010   01/10/2010  01/10/2013  12/10/2009  01/10/2010  10/10/2009  11/10/2009  12/10/2009
PAYMENT WINDOW                    6           7            9          42          21          18          36          33          25
ACCRUAL FACTOR               0.2341      0.2341       0.2341      0.2341      0.2341      0.2341      0.2341      0.2341      0.2341
MOD DURATION @ 100/16          4.32        4.30         4.15        6.40        4.17        4.24        3.21        3.66        4.07

                                                                                                                         Page 1 of 3

------------------------------------------------------------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their
Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
11/29/2004      18:08:56  CARVE Version dev   /u/mattson/deal/gmaccm_2004_c3/041129/gmacc04c3.041129.carve
MSC             GMACC     SERIES 2004-C3 (RED) CLASS A4
------------------------------------------------------------------------------------------------------------------------------------

Class             A4              Settlement Date     12/21/2004  Coupon          4.54900               Cusip             N/A
Original Balance  266,000,000.00  Dated Date          12/01/2004  Delay           9                     Yield Table Date  11/29/2004
Current Balance   266,000,000.00  First Payment Date  01/10/2005  Lead Manager    Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating     AAA/AAA         Next Payment Date   01/10/2005  Orig Deal Size  1,251,090,921.20      Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches 27
Factor            1.00000000      Interest Freq       Monthly     Deal Age        0

PREPAY                CPR 0          (!YM) CPR 50   (!YM) CPR 100  CPR 0    CPR 0     CPR 0      CPR 0      CPR 0      (!YM) CPR 50
DEFAULT                                                                     CDR 1     CDR 1      CDR 5      CDR 5      CDR 1.8
ADVANCES                                                                    YES       YES        YES        YES        YES
RECV MNTH                                                                   12        12         12         12         12
RECV DISTR                                                                  100 1     100 1      100 1      100 1      100 1
LOSSES                                                                      0.25      0.5        0.25       0.5        0.4
BALL EXT                                                           36 MOS
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------

                    98/00     4.9246      4.9257      4.9351      4.8382      4.9320      4.9288      4.9635      4.9452      4.9355
                    98/08     4.8801      4.8811      4.8892      4.8053      4.8865      4.8837      4.9138      4.8980      4.8896
                    98/16     4.8358      4.8366      4.8435      4.7725      4.8412      4.8388      4.8643      4.8509      4.8438
                    98/24     4.7916      4.7922      4.7979      4.7397      4.7960      4.7941      4.8149      4.8039      4.7981
                    99/00     4.7475      4.7480      4.7524      4.7071      4.7510      4.7494      4.7657      4.7571      4.7526
                    99/08     4.7035      4.7039      4.7071      4.6746      4.7060      4.7049      4.7166      4.7104      4.7072
                    99/16     4.6597      4.6600      4.6619      4.6422      4.6612      4.6606      4.6676      4.6639      4.6620
                    99/24     4.6161      4.6161      4.6168      4.6099      4.6166      4.6164      4.6188      4.6175      4.6168
                   100/00     4.5725      4.5724      4.5719      4.5777      4.5721      4.5723      4.5702      4.5713      4.5719
                   100/08     4.5291      4.5289      4.5271      4.5455      4.5277      4.5283      4.5217      4.5252      4.5270
                   100/16     4.4858      4.4854      4.4824      4.5135      4.4834      4.4845      4.4733      4.4792      4.4823
                   100/24     4.4426      4.4421      4.4379      4.4816      4.4393      4.4407      4.4251      4.4334      4.4377
                   101/00     4.3996      4.3989      4.3935      4.4498      4.3953      4.3972      4.3771      4.3877      4.3933
                   101/08     4.3567      4.3559      4.3492      4.4180      4.3514      4.3537      4.3291      4.3421      4.3489
                   101/16     4.3139      4.3130      4.3051      4.3864      4.3077      4.3104      4.2814      4.2967      4.3047
                   101/24     4.2712      4.2701      4.2611      4.3548      4.2641      4.2672      4.2337      4.2514      4.2607
                   102/00     4.2287      4.2275      4.2172      4.3234      4.2206      4.2241      4.1862      4.2062      4.2168
                   102/08     4.1863      4.1849      4.1734      4.2920      4.1772      4.1812      4.1389      4.1612      4.1730
                   102/16     4.1440      4.1425      4.1298      4.2607      4.1340      4.1384      4.0916      4.1163      4.1293
                   102/24     4.1018      4.1002      4.0863      4.2295      4.0909      4.0957      4.0445      4.0715      4.0857
                   103/00     4.0597      4.0580      4.0429      4.1985      4.0479      4.0531      3.9976      4.0269      4.0423
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                    6.82        6.79        6.57        9.82        6.65        6.72        6.01        6.37        6.57
FIRST PRIN                07/10/2011  04/10/2011  04/10/2011  01/10/2013  12/10/2009  01/10/2010  10/10/2009  11/10/2009  12/10/2009
LAST PRIN                 11/10/2011  11/10/2011  11/10/2011  01/10/2016  11/10/2011  11/10/2011  11/10/2011  11/10/2011  11/10/2011
PAYMENT WINDOW                     5           8           8          37          24          23          26          25          24
ACCRUAL FACTOR                0.2527      0.2527      0.2527      0.2527      0.2527      0.2527      0.2527      0.2527      0.2527
MOD DURATION @ 100/16           5.74        5.72        5.56        7.76        5.61        5.67        5.14        5.41        5.56

                                                                                                                         Page 2 of 3

------------------------------------------------------------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their
Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
11/29/2004      18:08:56  CARVE Version dev   /u/mattson/deal/gmaccm_2004_c3/041129/gmacc04c3.041129.carve
MSC             GMACC     SERIES 2004-C3 (RED) CLASS A5
------------------------------------------------------------------------------------------------------------------------------------

Class             A5             Settlement Date     12/21/2004   Coupon           4.87700               Cusip            N/A
Original Balance  138,600,000.00 Dated Date          12/01/2004   Delay            9                     Yield Table Date 11/29/2004
Current Balance   138,600,000.00 First Payment Date  01/10/2005   Lead Manager     Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating     AAA/AAA        Next Payment Date   01/10/2005   Orig Deal Size   1,251,090,921.20      Yield Day Count  30/360
Market Desc       N/A            Payment Freq        Monthly      Num of Tranches  27
Factor            1.00000000     Interest Freq       Monthly      Deal Age         0

PREPAY                CPR 0          (!YM) CPR 50   (!YM) CPR 100  CPR 0    CPR 0     CPR 0      CPR 0      CPR 0      (!YM) CPR 50
DEFAULT                                                                     CDR 1     CDR 1      CDR 5      CDR 5      CDR 1.8
ADVANCES                                                                    YES       YES        YES        YES        YES
RECV MNTH                                                                   12        12         12         12         12
RECV DISTR                                                                  100 1     100 1      100 1      100 1      100 1
LOSSES                                                                      0.25      0.5        0.25       0.5        0.4
BALL EXT                                                           36 MOS
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------

                    98/00     5.1775      5.1780      5.1806      5.1345      5.1792      5.1776      5.1986      5.1777      5.1793
                    98/08     5.1438      5.1442      5.1465      5.1065      5.1453      5.1439      5.1621      5.1439      5.1453
                    98/16     5.1102      5.1105      5.1125      5.0787      5.1114      5.1103      5.1256      5.1103      5.1115
                    98/24     5.0767      5.0770      5.0786      5.0509      5.0777      5.0767      5.0893      5.0768      5.0777
                    99/00     5.0433      5.0435      5.0448      5.0233      5.0441      5.0433      5.0531      5.0434      5.0441
                    99/08     5.0100      5.0101      5.0110      4.9957      5.0106      5.0100      5.0170      5.0100      5.0106
                    99/16     4.9768      4.9769      4.9774      4.9682      4.9771      4.9768      4.9810      4.9768      4.9772
                    99/24     4.9437      4.9437      4.9439      4.9408      4.9438      4.9437      4.9451      4.9437      4.9438
                   100/00     4.9107      4.9107      4.9105      4.9135      4.9106      4.9107      4.9094      4.9107      4.9106
                   100/08     4.8778      4.8777      4.8772      4.8863      4.8775      4.8778      4.8737      4.8778      4.8775
                   100/16     4.8450      4.8449      4.8440      4.8591      4.8445      4.8450      4.8382      4.8450      4.8445
                   100/24     4.8124      4.8121      4.8109      4.8320      4.8116      4.8123      4.8027      4.8123      4.8115
                   101/00     4.7798      4.7795      4.7779      4.8051      4.7788      4.7797      4.7674      4.7797      4.7787
                   101/08     4.7473      4.7469      4.7450      4.7782      4.7460      4.7472      4.7321      4.7471      4.7460
                   101/16     4.7149      4.7145      4.7122      4.7513      4.7134      4.7148      4.6970      4.7147      4.7134
                   101/24     4.6826      4.6821      4.6795      4.7246      4.6809      4.6825      4.6620      4.6824      4.6808
                   102/00     4.6504      4.6498      4.6469      4.6980      4.6485      4.6502      4.6271      4.6502      4.6484
                   102/08     4.6183      4.6177      4.6144      4.6714      4.6162      4.6181      4.5923      4.6181      4.6161
                   102/16     4.5863      4.5856      4.5819      4.6449      4.5839      4.5861      4.5576      4.5860      4.5838
                   102/24     4.5544      4.5536      4.5496      4.6185      4.5518      4.5542      4.5230      4.5541      4.5517
                   103/00     4.5225      4.5217      4.5174      4.5922      4.5198      4.5223      4.4885      4.5222      4.5196
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                    9.73        9.70        9.57       12.49        9.65        9.72        8.81        9.72        9.64
FIRST PRIN                03/10/2014  03/10/2014  03/10/2014  01/10/2016  01/10/2014  02/10/2014  11/10/2011  02/10/2014  01/10/2014
LAST PRIN                 11/10/2014  10/10/2014  08/10/2014  10/10/2017  11/10/2014  11/10/2014  10/10/2014  12/10/2014  10/10/2014
PAYMENT WINDOW                     9           8           6          22          11          10          36          11          10
ACCRUAL FACTOR                0.2709      0.2709      0.2709      0.2709      0.2709      0.2709      0.2709      0.2709      0.2709
MOD DURATION @ 100/16           7.58        7.56        7.48        9.15        7.53        7.57        6.99        7.57        7.52

                                                                                                                         Page 3 of 3

------------------------------------------------------------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their
Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.